Exhibit 99.2

Earnings Release January 24, 2007

Certain matters discussed on this call may contain forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares' control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in our annual report on Form 10-K for the year ended December 31, 2005, and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

Business Dynamics Exceptional growth in loans and deposits in 2006 Especially without benefit of acquisition and compared to Texas and regional peers Opportunity remains very positive Clear validation of business strategy Better focus on core business Successful year in lines of business and markets Strong growth throughout state Increased contribution from developing lines of business Successful year in recruiting and retention of key people Significant additions in regions and lines of business Q4-2006 especially productive with a number of important additions Continued focus on recruiting proven talent Success in maintaining superior credit quality Tightened standards and focus on early action Excellent position at YE-2006 and opportunity for additional improvement

Financial Highlights EPS growth Increased 15% compared to Q4-2005 and full year 2005 Increase of 3% to $0.31 from Q3-2006 As reported EPS increased 10% compared to 2005 and 11% from Q4-2005 Growth in loans 2006 compared to 2005 - 33% growth in loans held for investment and 35% in total loans Increase of 6% on linked-quarter basis in loans held for investment and total loans Year-end loans held for investment up $102 million, or 3.9%, compared to Q4-2006 average Growth in deposits Demand deposits - 13% growth in 2006 from 2005, 3% from Q4-2005 and 1% from Q3-2006 Total deposits - 29% growth for 2006, 25% on Q4 comparison and 4% on linked-quarter basis Increase in net interest margin 18 bps from 2005 4 bps from Q3-2006 Comparisons based on average balances and results of continuing operations 2005 EPS assuming adoption of FAS 123R in 2005, which equated to $0.01

FINANCIAL REVIEW

Performance Evaluation Performance Drivers Net income of $29.2 million and EPS increased 10% or 15% before 123R Increase in provision expense to $4 million from zero in 2005 123R expense of $2.85 million - EPS increased 15% assuming adoption in 2005 Provision and 123R obviously had major impact on key performance ratios in 2006 Net revenue growth of 7.8% from Q3-2006, 26.8% from Q4-2005 and 30% for 2006 NIM increased by 4 bps for linked quarter, 18 bps for year Loan growth, earning asset composition and earning asset yield improvement Funding costs flat - modest DDA growth, success in reducing/rationalizing costs NIM and income limited by inverted yield curve - significant opportunity loss Operating expense growth Direct result of build-out strategy Generally variable and linked to net revenue Growth in leasing, insurance and premium finance Staffing expense increase due to expansion, success of recruiting and performance-based incentives Full quarter impact of Q3-2006 expansion First full year for BDCF and Insurance Services - no staff increase in Q4-2006 FAS 123R expense increased to $1 million in Q4-2006, total of $2.85 million in 2006 Provision in quarter driven primarily by loan growth Improvement in classifications offset effect of NCOs Note: All comparisons based on continuing operations

Income Statement (in thousands) Q4-06 Q3-06 Q2-06 Q1-06 Q4-05 Net interest income $ 31,919 $ 30,101 $ 29,013 $ 26,867 $ 26,321 Provision for loan losses 1,000 750 2,250 - - Net interest income after provision for loan losses 30,919 29,351 26,763 26,867 26,321 Non-interest income 6,343 5,406 4,675 4,418 3,845 Non-interest expense 25,070 22,563 21,968 20,893 18,844 Income before income taxes 12,192 12,194 9,470 10,392 11,322 Income tax expense 4,134 4,157 3,230 3,543 3,833 Net income $ 8,058 $ 8,037 $ 6,240 $ 6,849 $ 7,489 Diluted EPS(1) $ .31 $ .30 $ .24 $ .26 $ .27 Net Interest Margin 3.84% 3.80% 3.87% 3.87% 3.87% ROA 0.90% 0.94% 0.77% 0.91% 1.02% ROE 13.09% 13.83% 11.21% 12.60% 14.05% Efficiency 65.5% 63.5% 65.2% 66.8% 62.5% Note: Above financial data and ratios based on continuing operations (1) Q4-2005 EPS shown as adjusted for FAS 123R, which equated to $0.01

Financial Summary (in thousands) YTD Averages YTD Averages 2006 2005 YOY % Change Loans held for investment $2,408,427 $1,810,298 33% Loans held for sale 126,203 67,438 87% Total loans 2,534,630 1,877,736 35% Securities 574,026 712,408 (19)% Demand deposits 462,279 410,213 13% Total deposits 2,672,490 2,071,456 29% Total assets 3,305,845 2,763,488 20% Note: Above financial data based on continuing operations

Financial Summary (in thousands) QTD Averages QTD Averages QTD Averages QTD Averages Q4 2006 Q3 2006 Q3 2006 Q4 2005 Q4/Q3 % Change YOY % Change Loans held for investment $2,620,307 $2,620,307 $2,479,057 $2,006,132 6% 31% Loans held for sale 178,383 178,383 150,225 70,355 19% 154% Total loans 2,798,690 2,798,690 2,629,282 2,076,487 6% 35% Securities 538,574 538,574 555,751 646,935 (3)% (17)% Demand deposits 470,701 470,701 464,645 458,743 1% 3% Total deposits 2,921,690 2,921,690 2,822,511 2,341,284 4% 25% Total assets 3,543,816 3,543,816 3,386,121 2,913,035 5% 22% Note: Above financial data based on continuing operations

Financial Summary (in thousands) Period End Period End Period End Q4 2006 Q3 2006 Q4 2005 Q4/Q3 % Change YOY % Change Loans held for investment $2,722,097 $2,543,059 $2,075,961 7% 31% Loans held for sale 215,858 151,255 72,383 43% 198% Total loans 2,937,955 2,694,314 2,148,344 9% 37% Securities 532,053 554,732 630,482 (4)% (16)% Demand deposits 513,930 467,750 512,294 10% 0% Total deposits 3,069,330 2,776,648 2,495,179 11% 23% Total assets 3,675,349 3,463,009 3,003,430 6% 22% Note: Above financial data based on continuing operations

QTD Average Balances, Yields and Rates (in thousands) Q4 2006 Q4 2006 Q3 2006 Q3 2006 Q4 2005 Q4 2005 Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Assets Securities $ 538,574 4.79% $ 555,751 4.80% $ 646,935 4.49% Fed funds sold & liquidity investments 2,211 5.38% 3,248 4.89% 19,533 3.92% Loans held for sale 178,383 7.09% 150,225 7.25% 70,355 6.43% Loans held for investment 2,620,307 8.64% 2,479,057 8.57% 2,006,132 7.59% Total loans, net of reserve 2,777,939 8.61% 2,609,459 8.56% 2,057,563 7.62% Total earning assets 3,318,724 7.99% 3,168,458 7.90% 2,724,031 6.85% Total assets $ 3,543,816 $ 3,386,121 $ 2,913,035 Liabilities and Stockholders' Equity Total interest bearing deposits $ 2,450,989 4.77% $ 2,357,866 4.77% $ 1,882,541 3.58% Other borrowings 242,407 5.05% 238,350 5.08% 295,823 3.64% Long-term debt 113,406 7.30% 73,064 7.37% 44,716 7.00% Total interest bearing liabilities 2,806,802 4.90% 2,669,280 4.87% 2,223,080 3.66% Demand deposits 470,701 464,645 458,743 Stockholders' equity 244,207 230,563 211,511 Total liabilities and stockholders' equity $ 3,543,816 3.88% $ 3,386,121 3.84% $ 2,913,035 2.79% Net interest margin 3.84% 3.80% 3.87% Note: Above financial data based on continuing operations

Deposit and Loan Growth Loans HFI* Interest Bearing Deposits Demand Deposits * Excludes loans held for sale. Demand Deposit CAGR: 39% Total Deposit CAGR: 28% Loans Held for Investment CAGR: 26% 2001 2002 2003 2004 2005 Q4-2006 Loans Held for Investment 855 1003 1230 1565 2076 2722 2001 2002 2003 2004 2005 Q4-2006 Demand Deposits 136 239 302 398 512 514 Interest Bearing Deposits 750 858 1103 1392 1983 2555 2001 2002 2003 2004 2005 ($ in millions) 2006 886 1,197 1,445 1,790 2,495 3,069

Revenue and Expense Growth Operating Revenue CAGR: 28% Net Interest Income CAGR: 27% Non-interest Income CAGR: 28% Non-interest Expense CAGR: 25% Net Interest Income Non-interest Income Non-interest Expense 2001 2002 2003 2004 2005 Q4-206 Non Interest Expense 29432 35370 48430 57340 66126 90494 2001 2002 2003 2004 2005 Q4-2006 Net Interest Income 35055 42246 53155 74742 94130 117900 Non Interest Income 5983 8625 10892 13632 12555 20842 2001 2002 2003 2004 2005^ ($ in thousands) 2006^ 41,038 50,871 64,047 88,374 106,685 138,742 ^ 2005 and 2006 reflect continuing operations.

Credit Quality Credit quality remains strong Net charge-offs of $1.9 million in 2006, with $838,000 in Q4-2006 NCO ratio - only 8 bps in 2006 and 4 bps for last 2 years on NCOs of just $1.7 million Anticipate recoveries on majority of loans charged off in Q4, but timing is not predictable Provision of $1 million in Q4-2006 and $4 million for all of 2006 Growth of portfolio was primary driver of provision for all of 2006 Amount of provision consistent with historical methodology Reflects substantial improvement in level of classified assets to extremely low level - especially noteworthy in light of magnitude of loan growth in recent years Results reflect tightened standards and focus on early action Anticipated reduction in non-accrual loans will augment reserve Determination of adequacy not dependent on expected improvements Reserve position remains high as multiple of classified assets, NCOs and NPLs Non-accrual loans at 33 bps increased $2.65 million from Q3-2006 Expect payoff of $2.9 million in Q1-2007, returning ratio to 23 bps Contract pending for sale of ORE at price in excess of carried balance 90-day past due loans include $571,000 loan guaranteed by USDA

Credit Quality Reserve / Loans .77% .91% 1.20% 1.44% 1.45% Non-accrual loans + ORE to loans + ORE ..37% ..27% ..37% ..83% ..28% Reserve to non-accruals 2.3x 3.3x 3.2x 1.7x 5.2x Reserve to NPL 1.9x 2.2x 3.1x 1.7x 5.0x Net Charge-offs / Average Loans 2006 2005 2004 2003 2002

Earnings Guidance Earnings Guidance for 2007 Economic outlook remains positive Focus on current businesses and improvement of those which are developing Continued investment in businesses and markets which produce best growth and returns No plans for new lines of business contemplated in 2007 Assumptions Interest rates essentially same as for 2006 - 5.25% Fed Funds until mid-2007; 5% thereafter Margin essentially flat - depending on funding composition and amount of spread contraction Flat or inverted yield curve with continued contraction of securities portfolio and lost opportunity Continuation of strong growth in loans and deposits Continued improvement in contribution from developing businesses Sound credit quality with modest NCOs and provision driven primarily by growth First quarter 2007 Reduction in days - remains important due to earning asset sensitivity Staffing expense - FICA, merit cycle, and first full quarter of Q4-2006 expansion Increase in 123R expense - first full quarter following Q4-2006 grants Seasonality of loans and deposits Impact of just under $0.05 per share in Q1-2006; expect comparable amount in Q1-2007 Net income of $32 million to $33.5 million

Q & A